SCHEDULE 14A
PROXY STATEMENT
Pursuant to Section 14(a) of the Securities and Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12
TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 19, 2009, for Texas Capital Bancshares, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/tcbi. To vote your proxy while visiting this site you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to adopt these rules and need YOUR participation. If you want to receive a paper or e-mail notice of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before May 9, 2009. View Materials Online at www.proxydocs.com/tcbi A convenient way to view proxy materials and VOTE! Please vote by 5:00 P.M., May 18, 2009. Material may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/tcbi (866) 648-8133 paper@investorelections.com You must use the 12 digit control number * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number located in the box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. To view your proxy materials online, go to www.proxydocs.com/tcbi. Have the 12 digit control number available when you access the website and follow the instructions. ACCOUNT NO. # SHARES Date: May 19, 2009 Time: 10:00 A.M. (Central Daylight Time) Place: 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201 The purpose of the Annual Meeting is to take action on two proposals: Proposal One – To elect 11 nominees to serve on the Company’s Board of Directors for one-year terms. The Board of Directors recommends that you vote for each of the nominees listed below. 01 George F. Jones, Jr. 05 Larry L. Helm 09 Steven P. Rosenberg 02 Peter B. Bartholow 06 James R. Holland, Jr. 10 Robert W. Stallings 03 Joseph M. (Jody) Grant 07 W. W. McAllister III 11 Ian J. Turpin 04 Frederick B. Hegi, Jr. 08 Lee Roy Mitchell Proposal Two – To approve, on an advisory basis, the compensation of the Company’s executives. The Board of Directors recommends you vote for approval of the compensation. While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy by voting in person at the annual meeting.